UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3418

CALVERT CASH RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: six months ended March 31, 2005

Item 1. Report to Stockholders.

CALVERT INVESTMENTS THAT MAKE A DIFFERENCE (R)
March 31, 2005
Semi-Annual Report
Calvert Cash Reserves
Institutional Prime Fund
An Ameritas Acacia Company
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Table of Contents

Shareholder Letter
1

Shareholder Expense Example
3

Statement of Net Assets
4

Statement of Operations
7

Statements of Changes in Net Assets
8

Notes to Financial Statements
9

Financial Highlights
11

Explanation of Financial Tables
12

Proxy Voting and Availability of Quarterly Portfolio Holdings
13

Basis for Board's Approval of Investment Advisory Contract
13

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Dear Shareholders:

Performance

For the six-month reporting period ended March 31, 2005, Calvert Cash Reserves Institutional Prime Fund shares returned 1.03%, versus 0.88% for the Lipper Institutional Money Market Funds Average.

Investment Climate

Over the reporting period, the Federal Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1.00% overall, raising short-term rates to 2.75%. The benchmark 10-year Treasury yield moved 0.33% higher, to 4.5%.

The U.S. economy grew at a firm pace of approximately 4% annualized, as measured by GDP (gross domestic product). New-job gains were moderate, averaging 174,000 monthly. The U.S. dollar fell 4% versus other major currencies, and light crude oil rose 11% per barrel. Inflation moved a bit higher as the effects of higher commodity prices crept into various core inflation measures, leading the FOMC to address inflation in its March monetary policy statement.

On February 16, Federal Reserve Chairman Greenspan stirred up bond bears when he characterized the persistence of very low long-term interest rates as a "conundrum." This characterization suggested that rates might be artificially low. Combined with the more hawkish March FOMC statement, these sentiments caused bond yields to begin rising in earnest near the end of the reporting period. On balance, however, yields remain quite low on a relative, historical basis, and we believe an upward drift will occur this year.

Portfolio Strategy

During the reporting period, we continued focusing our purchases in the short end of the money-market yield curve. At the same time, we focused on adding variable-rate securities that reset as market rates rise. In doing so, we positioned the Fund to take advantage of rising money market rates expected to result from market expectations and the FOMC continuing to raise short-term interest rates.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level that is neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.5% and would not be surprised to see it move higher. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the amount of each rate hike if inflation expectations increase significantly. Of course, much will depend on economic data going forward. In a growing economy, a rising Fed funds rate should push money market rates higher. Over the past year, the issuance of commercial paper increased modestly as corporations returned to borrowing to expand business. We expect that trend to continue in 2005 and the new supply to be easily absorbed by investors looking for extra yield in the money markets. In addition, a persistent U.S. budget deficit means the Treasury should maintain a ready supply of Treasury bills. Looking ahead, we believe the Fund remains well positioned in view of rising interest rates and current economic and market conditions.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

James B. O'Boyle
Thomas A. Dailey

Portfolio Managers
Calvert Asset Management Company
April 2005

% of Total
Investment Allocation	Investments
Taxable Municipal Obligations	0.4%

Taxable Variable Rate
Demand Notes	90.5%

U.S. Government Agencies
and Instrumentalities	9.1%
Total	100%

Average Annual Total Return
(period ended 3.31.05)
One year	1.61%
Five year	2.76%
Ten year	3.95%

Past performance does not indicate future results.

The performance data quoted represents past performance, which does not guarantee future results. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1,2004 to March 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

.	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
.	ACCOUNT VALUE	VALUE	DURING PERIOD*
.	10/1/04	3/31/05	10/1/04 - 3/31/05
Actual	$1,000.00	$1,010.30	$1.35
Hypothetical	$1,000.00	$1,023.59	$1.36
(5% return per year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 0.27%, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets

March 31, 2005

	Principal
Taxable Municipal Obligations - 0.4%	Amount	Value
Dallas Texas GO Bonds, 3.24%, 2/15/06	$1,000,000	$1,000,000

Total Taxable Municipal Obligations (Cost $1,000,000)		1,000,000

Taxable Variable Rate Demand Notes - 89.7%

Akron Hardware Consultants, Inc., 2.92%, 11/1/22, LOC: FirstMerit Bank, C/LOC: FHLB (r)	1,482,000	1,482,000
Alabama State Incentives Financing Authority Revenue, 2.91%, 10/1/29, BPA:
Wachovia Bank, AMBAC Insured (r)	2,075,000	2,075,000
American Buildings Co., 2.91%, 8/1/20, LOC: Canadian Imperial (r)	5,500,000	5,500,000
Antigo Wisconsin IDA Revenue, 2.82%, 12/1/18, LOC: U.S. Bank (r)	2,100,000	2,100,000
Babylon New York IDA Revenue, 3.25%, 12/1/21, LOC: Wells Fargo Bank (r)	1,970,000	1,970,000
BJS Family LP, 2.82%, 5/1/15, LOC: SunTrust Bank (r)	3,705,000	3,705,000
Bloomington Minnesota MFH Revenue, 2.85%, 11/15/32, LOC: Fannie Mae (r)	195,000	195,000
Butler County Alabama IDA Revenue, 2.91%, 3/1/12, LOC:
Whitney National Bank, C/LOC: FHLB (r)	370,000	370,000
California Statewide Communities Development Authority MFH Revenue:
3.20%, 8/1/32, LOC: U.S. Bank (r)	765,000	765,000
2.99%, 12/15/34, LOC: Fannie Mae (r)	1,190,000	1,190,000
2.96%, 6/15/35, LOC: Bank of the West (r)	1,320,000	1,320,000
2.99%, 12/15/36, LOC: Bank of the West (r)	2,000,000	2,000,000
Chambers County Alabama IDA Revenue, 2.91%, 2/1/28, LOC: Colonial Bank, C/LOC: FHLB (r)	1,655,000	1,655,000
Chatham Centre LLC, 3.06%, 4/1/22, LOC: Bank of North Georgia (r)	3,040,000	3,040,000
CIDC-Hudson House LLC New York, 3.05%, 12/1/34, LOC:
Hudson River Bank & Trust, C/LOC: FHLB (r)	3,815,000	3,815,000
Columbus Georgia Development Authority Revenue, 2.87%, 9/1/23, LOC: SunTrust Bank (r)	2,515,000	2,515,000
Coughlin Family Properties of Circleville LLC, 2.86%, 3/1/20, LOC: Fifth Third Bank (r)	1,195,000	1,195,000
Dakota County Minnesota MFH Revenue, 2.85%, 1/1/38, LOC: LaSalle Bank (r)	700,000	700,000
Dayton Wheel Concepts, Inc., 2.92%, 5/1/24, LOC: National City Bank (r)	3,930,000	3,930,000
Denver City and County Colorado Airport Revenue, 2.85%, 11/15/05, LOC: Societe Generale (r)	400,000	400,000
Dunn Nursing Home, Inc., 2.91%, 2/1/24, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	3,845,000	3,845,000
Durham North Carolina GO, 2.93%, 5/1/18, BPA: Bank of America (r)	4,585,000	4,585,000
Enclave at Lynn Haven LLC, 2.85%, 10/1/29, LOC: State Bank & Trust, C/LOC: FHLB (r)	470,000	470,000
Fanny's Properties LLC, 2.90%, 10/1/32, LOC: Comerica Bank (r)	1,890,000	1,890,000
Florida State Housing Finance Corp. MFH Revenue, 2.91%, 10/15/32, LOC: Fannie Mae (r)	570,000	570,000
Four Fishers LLC, 3.01%, 4/1/24, LOC: Standard Federal Bank (r)	4,195,000	4,195,000
Grove City Church of the Nazarene, 2.92%, 2/1/24, LOC: National City Bank (r)	5,283,000	5,283,000
Harter Lincoln Mercury LLC, 2.96%, 12/1/21, LOC: Regions Bank (r)	4,355,000	4,355,000
Heritage Funeral Services LLC, 3.00%, 2/1/18, LOC: Old National Bank, C/LOC:
Northern Trust Co. (r)	380,000	380,000
HHH Investment Co., 2.94%, 7/1/29, LOC: Bank of the West (r)	2,220,000	2,220,000
Holland Board of Public Works Home Building Co., 3.00%, 11/1/22, LOC: Wells Fargo Bank (r)	1,000,000	1,000,000
Hopkinsville Kentucky Industrial Building LO Revenue, 2.90%, 8/1/24, LOC: Comercia Bank (r)	3,305,000	3,305,000
HoPo Realty Investments LLC, 3.01%, 12/1/21, LOC: Wachovia Bank (r)	3,220,000	3,220,000
Indiana State Development Finance Authority Revenue, 2.90%, 9/1/16, LOC:
JP Morgan Chase Bank (r)	7,750,000	7,750,000
Iowa State Finance IDA Revenue, 3.01%, 11/1/17, LOC: Societe Generale (r)	2,930,000	2,930,000
Jefferson County Kentucky Health Facilities Revenue, 2.96%, 12/1/25, LOC:
Republic Bank & Trust, C/LOC: FHLB (r)	2,630,000	2,630,000
	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Jobs Co. LLC, 2.94%, 5/1/22, LOC: First Commonwealth Bank (r)	$2,780,000	$2,780,000
Kaneville Road Joint Venture, Inc., 2.92%, 11/1/32, LOC: First American Bank, C/LOC: FHLB (r)	1,640,000	1,640,000
Long Beach California GO, 2.94%, 11/1/30, LOC: Allied Irish Bank (r)	3,000,000	3,000,000
Maniilaq Association Alaska Revenue, 2.95%, 11/1/22, LOC:Washington Mutual Bank,
C/LOC: FHLB (r)	2,500,000	2,500,000
Maryland State Health and Higher Educational Facilities Authority Revenue, 2.85%, 1/1/28,
LOC: Wachovia Bank (r)	1,740,000	1,740,000
Meriter Hospital, Inc., 2.90%, 12/1/16, LOC: U.S. Bank (r)	2,800,000	2,800,000
Michigan State Strategic Fund Economic Development LO Revenue, 2.90%, 12/1/16, LOC:
Comerica Bank (r)	915,000	915,000
Mississippi Business Finance Corp. Revenue, 2.96%, 8/1/24, LOC: Union Planters National (r)	2,930,000	2,930,000
MOB Management One LLC, 3.16%, 12/1/26, LOC: Columbus Bank & Trust (r)	2,000,000	2,000,000
MOB Management Two LLC, 3.16%, 12/1/31, LOC: Columbus Bank & Trust (r)	1,795,000	1,795,000
Montgomery County Alabama Cancer Center LLC, 2.91%, 10/1/12, LOC: Wachovia Bank (r)	2,830,000	2,830,000
Montgomery County Pennsylvania IDA Revenue, 2.95%, 12/1/16, LOC: Wilmington Trust Co. (r)	1,835,000	1,835,000
Nevada State Housing Division Revenue, 2.85%, 4/15/35, LOC: Fannie Mae (r)	300,000	300,000
New York City New York Housing Development Corp. MFH Revenue, 2.80%, 4/15/29,
LOC: Fannie Mae (r)	475,000	475,000
New York City New York IDA Revenue Bonds, 3.10%, 6/1/30, LOC: Citibank (r)	3,100,000	3,100,000
Omaha Nebraska SO, 2.95%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured (r)	4,500,000	4,500,000
Osprey Management Co. LLC, 2.90%, 6/1/27, LOC: Wells Fargo Bank (r)	2,700,000	2,700,000
Post Apartment Homes LP, 2.86%, 7/15/29, CA: Fannie Mae (r)	36,400,000	36,400,000
Post Properties Ltd., 2.95%, 7/1/20, LOC: Wachovia Bank (r)	2,800,000	2,800,000
Racetrac Capital LLC, 2.89%, 9/1/20, LOC: Regions Bank (r)	1,300,000	1,300,000
Roosevelt Paper Co., 2.93%, 6/1/12, LOC: Wachovia Bank (r)	4,100,000	4,100,000
Scott Street Land Co.:
2.86%, 12/1/21, LOC: Fifth Third Bank (r)	700,000	700,000
2.86%, 1/3/22, LOC: Fifth Third Bank (r)	3,695,000	3,695,000
Shawnee Kansas Private Activity Revenue, 2.90%, 12/1/12, LOC: JP Morgan Chase Bank (r)	4,940,000	4,940,000
Shelby County Tennessee Health Educational and Housing Facilities Board Revenue,
2.91%, 12/1/34, LOC: First Tennessee Bank (r)	2,420,000	2,420,000
Southeast Alabama Gas Distribution Revenue, 2.91%, 6/1/25, BPA: AmSouth Bank,
AMBAC Insured (r)	7,375,000	7,375,000
Southern Indiana Investments Company Two LLC, 2.91%, 10/15/26, LOC: Old National Bank,
C/LOC: FHLB (r)	380,000	380,000
St. Joseph County Indiana Economic Development Revenue, 3.24%, 6/1/27, LOC: FHLB (r)	180,000	180,000
Stevens Creek LLC, 2.94%, 11/1/33, LOC: Bank of the West (r)	3,250,000	3,250,000
StorageMax Midtown LLC, 2.91%, 5/20/23, LOC: State Bank & Trust, C/LOC: FHLB (r)	1,285,000	1,285,000
SunAmerica Trust Various States Revenue, 3.11%, 7/1/41, LOC: Freddie Mac (r)	1,455,000	1,455,000
Sussex County Delaware Revenue, 3.19%, 11/1/27, LOC: Wilmington Trust Co. (r)	2,500,000	2,500,000
Taylor County Kentucky Tax Notes, 2.91%, 1/1/19, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	3,015,000	3,015,000
Tucson Arizona Airport Authority, Inc. Revenue, 2.87%, 11/1/18, LOC: Bank of America (r)	1,500,000	1,500,000
Tyler Enterprises LLC, 2.91%, 10/1/22, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	2,090,000	2,090,000
Washington State Housing Finance Commission MFH Revenue, 2.91%, 5/1/37,
LOC: Freddie Mac (r)	200,000	200,000
Washington State Housing Finance Commission Non Profit Housing Revenue, 2.90%, 1/1/30,
LOC: Wells Fargo Bank (r)	1,466,000	1,466,000
Yuengling Beer Co., 2.76%, 11/1/19, LOC: PNC Bank (r)	4,275,000	4,275,000

Total Taxable Variable Rate Demand Notes (Cost $211,716,000)		211,716,000

.	Principal
U.S. Government Agencies and Instrumentalities - 9.0%	Amount	Value
Federal Farm Credit Bank Discount Notes, 8/16/05	$1,000,000	$992,122
Federal Home Loan Bank:
1.40%, 4/1/05	2,500,000	2,500,000
1.30%, 4/11/05	2,500,000	2,500,000
1.30%, 4/27/05	5,000,000	5,000,000
1.56%, 5/13/05	1,000,000	1,000,000
1.55%, 5/23/05	2,000,000	2,000,000
1.70%, 12/30/05	1,000,000	989,478
Freddie Mac Discount Notes:
6/30/05	5,000,000	4,976,000
12/13/05	1,250,000	1,224,800

Total U.S. Government Agencies and Instrumentalities (Cost $21,182,400)		21,182,400

TOTAL INVESTMENTS (Cost $233,898,400) - 99.1%		233,898,400
Other assets and liabilities, net - 0.9%		2,056,442
Net Assets - 100%		$235,954,842

Net Assets Consist of:
Paid-in capital applicable to 236,001,268 shares of beneficial interest,
unlimited number of no par shares authorized		$236,003,083
Undistributed net investment income		1,635
Accumulated net realized gain (loss) on investments		(49,876)

Net Assets		$235,954,842

Net Asset Value Per Share		$1.00

(r)The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:
BPA: Bond-Purchase Agreement
CA: Collateral Agreement
C/LOC: Confirming Letter of Credit
LOC: Letter of Credit

See notes to financial statements.

Abbreviations:
AMBAC: American Municipal Bond Assurance Corp.
FHLB: Federal Home Loan Bank

GO: General Obligation

SO: Special Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligations
LP: Limited Partnership
MFH: Multi-Family Housing

Statement of Operations
Six Months Ended March 31, 2005

Net Investment Income
Investment Income:
Interest income	$2,621,022

Expenses:
Investment advisory fee	283,605
Transfer agency fees and expenses	2,133
Trustees' fees and expenses	5,977
Administrative fees	56,027
Custodian fees	12,945
Accounting fees	21,893
Registration fees	11,963
Reports to shareholders	1,091
Insurance	27,410
Professional fees	9,409
Miscellaneous	54,174
Total expenses	486,627
Reimbursement from Advisor	(175,086)
Fees paid indirectly	(5,247)
Net expenses	306,294
Net Investment Income	2,314,728

Realized Gain (Loss)
Net realized gain (loss) on:
Investments	1,021

Increase (Decrease) in Net Assets
Resulting From Operations	$2,315,749

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$2,314,728	$2,739,744
Net realized gain (loss) on investments	1,021	11,015

Increase (Decrease) in Net Assets
Resulting From Operations	2,315,749	2,750,759

Distributions to shareholders from:
Net investment income	(2,316,350)	(2,739,644)
Total distributions	(2,316,350)	(2,739,644)

Capital share transactions:
Shares sold	732,950,159	1,826,346,430
Reinvestment of distributions	1,696,428	1,967,829
Shares redeemed	(724,016,822)	(1,862,932,937)
Total capital share transactions	10,629,765	(34,618,678)

Total Increase (Decrease) in Net Assets	10,629,164	(34,607,563)

Net Assets
Beginning of period	225,325,678	259,933,241
End of period (including undistributed net investment
income of $1,635 and $3,257, respectively)	$235,954,842	$225,325,678

Capital Share Activity
Shares sold	732,950,159	1,826,346,430
Reinvestment of distributions	1,696,428	1,967,829
Shares redeemed	(724,016,822)	(1,862,932,937)
Total capital share activity	10,629,765	(34,618,678)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Institutional Prime Fund ("the Fund"), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers shares of beneficial interest to the public with no sales charge.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of average daily net assets. Under the terms of the agreement, $48,298 was payable at period end. In addition, $11,120 was receivable from the Advisor at period end for the reimbursement of expenses.

The Advisor voluntarily reimbursed the Fund for expenses of $175,086 for the six months ended March 31, 2005.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .05% of the average daily net assets of the Fund. Under the terms of the agreement, $9,660 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $1,367 for the six months ended March 31, 2005. Under the terms of the agreement, $212 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at March 31, 2005 for federal income tax purposes was $233,898,400.

Net realized capital loss carryforward for federal income tax purposes of $45,315 and $5,582 at September 30, 2004 may be utilized to offset future capital gains until expiration in September 2009 and September 2012, respectively.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2005, such purchase and sales transactions were $356,274,000 and $341,635,000, respectively.

Note D -- Line of Credit

A financing agreement is in place between all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2005. For the six months ended March 31, 2005, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$297,602	2.88%	$13,669,110	March 2005

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.010	.010	.012
Distributions from
Net investment income	(.010)	(.010)	(.012)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	1.03%	1.04%	1.23%
Ratios to average net assets: A
Net investment income	2.04% (a)	1.02%	1.25%
Total expenses	.43% (a)	.40%	.38%
Expenses before offsets	.27% (a)	.27%	.27%
Net expenses	.27% (a)	.27%	.26%
Net assets, ending (in thousands)	$235,955	$225,326	$259,933

		Years Ended
	September 30,	September 30,	September 30,
	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.020	.052	.060
Distributions from
Net investment income	(.020)	(.052)	(.060)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	2.03%	5.29%*	6.22%
Ratios to average net assets: A
Net investment income	2.01%	5.08%	6.01%
Total expenses	.38%	.35%	.35%
Expenses before offsets	.26%	.26%	.27%
Net expenses	.25%	.25%	.25%
Net assets, ending (in thousands)	$345,902	$417,359	$435,067

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return would have been 5.13% without the payment by affiliate. On December 29, 2000, Ameritas Acacia purchased for par $21,000,000 of the 7.06% Pacific Gas and Electric Company Senior Floating Rate Notes maturing October 31, 2001, from the Institutional Prime Fund. The fair market value for the above referenced notes was determined to be 96 on purchase date as determined by the pricing committee of the Board of Trustees. As a result of this transaction, $840,000 was deemed a "payment by affiliate", to reimburse the effect of the loss, which was received by the Fund on January 2, 2001.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative service fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust with respect to the Fund and the Advisor on December 8, 2004.

In evaluating the Investment Advisory Agreement, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Trustees also noted the Advisor's responsiveness to regulatory changes and industry developments that the mutual fund industry has recently experienced. The Trustees considered the Advisor's efforts in marketing the Fund as well. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, three-, and five- year annualized periods ended June 30, 2004, the Fund outperformed its Lipper index and that the Fund's performance was above the median of its peer group. The Trustees noted the Fund's strong performance. Based upon their review, the Trustees concluded that the Fund's performance over time has been satisfactory.

In considering the Fund's fees and expenses, the Board of Trustees compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and total expenses (net of expense reimbursements) were below the median of its peer group. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the high quality of services received by the Fund, its performance and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Trustees also noted that the Advisor reimburses expenses of the Fund. The Trustees also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. Although the Fund's advisory fee currently does not have a breakpoint that reduces the fee rate on assets above specified levels, the Board noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

Calvert Cash Reserves Institutional Prime Fund

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert
Information

To Open an Account
800-317-2274
Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745
Service for Existing Account
Shareholders: 800-317-2274
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814
Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
Web Site
http://www.calvert.com

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter covered by this report, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT CASH RESERVES

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek

Barbara J. Krumsiek

President -- Principal Executive Officer

Date: May 31, 2005

/s/ Ronald M. Wolfsheimer

Ronald M. Wolfsheimer

Treasurer -- Principal Financial Officer

Date: May 31, 2005